                               UAL CORPORATION

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE


                    THIS CERTIFICATE IS TRANSFERABLE IN THE
                                CITY OF NEW YORK


                                             CUSIP
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This
Certifies
that



is the Owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

UAL Corporation transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and subject to all the provisions of the Certificate of Incorporation as amended (copies of which are on file with Transfer Agent) to all of which the holder hereof by the acceptance of this certificate assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

            Witness the signatures of its authorized officers.



DATED


COUNTERSIGNED AND REGISTERED
    FIRST CHICAGO TRUST COMPANY OF NEW YORK
BY                                      TRANSFER AGENT
                                        AND REGISTRAR

AUTHORIZED OFFICER                SECRETARY                     CHAIRMAN

                                UAL CORPORATION


  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        -- as tenants in common                   UNIF GIFT MIN ACT                    Custodian
                                                                                    -------------------------------
                                                                                           (Cost      (Minor)
TEN ENT        -- as tenants by the entireties                                       under Uniform Gifts to Minors

JT TEN         -- as joint tenants with right of
                  survivorship and not as tenants
                  in common                                                         Act___________________
                                                                                               (State

        Additional abbreviations may also be used though not in the above list.


THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS,PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

  This certificate also evidences and entities the holder hereof to certain Rights as set forth in a Rights Agreement between UAL Corporation and Morgan Shareholder Services Trust Company dated as of December 11, 1986, as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of UAL Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. UAL Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

  For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

- -------------------------


- -------------------------
_____________________________________PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
INCLUDING POSTAL ZIP CODE OR ASSIGNEE


________________________________________________________________________________

________________________________________________________________________________

_________. Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ____________________

NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.